UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): February 13, 2023

SHARPLINK GAMING LTD.
(formerly Mer Telemanagement Solutions Ltd.) (Exact name of registrant as specified in charter)

Israel	9200	98-1657258
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota  55402

(Address of Principal Executive Offices) (Zip Code)

612-293-0619

(Registrant’s Telephone Number, Including Area Code)

____________________________________________________

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	SBET	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

2023 $7 Million Revolving Credit Line

On February 13, 2023, SharpLink, Inc. (the “Borrower”), a Minnesota corporation and wholly owned subsidiary of SharpLink Gaming Ltd., an Israel corporation (the “Company”), entered into a Revolving Credit Agreement (the “2023 Revolving Credit Agreement”) with Platinum Bank, a Minnesota banking corporation (the “Lender”) and executed a revolving promissory note of $7,000,000.00 (the “2023 Revolving Note”).

The 2023 Revolving Credit Agreement provides for a two-year revolving line of credit (the “2023 Credit Line”) in the original principal amount of $7,000,000. The 2023 Credit Line’s expiration date shall be the earlier of (i) January 26, 2025, or (ii) the date on which the Lender terminates the 2023 Credit Line in the event of default, with such events of default defined in the 2023 Revolving Credit Agreement. The annual rate of interest to accrue on the outstanding principal balance of the 2023 Credit Line shall be annum interest rate equal to the prime rate plus 50 basis points, with such rate to be adjusted on and effective as of the same day the prime rate changes. The Borrower is subject to normal and customary representations and covenants, including the delivery of audited financial statements within 120 days of its fiscal year end.

If the loan has not been repaid on or before the expiration date of the 2023 Credit Line or if an event of default occurs, then the unpaid principal balance shall thereafter accrue interest at an additional 4% to the annual interest rate, until the unpaid principal balance is paid in full or such Event of Default is cured. The unpaid principal balance of the 2023 Credit Line and accrued interest may be prepaid in full or in part at any time, without premium or penalty.

In order to secure the 2023 Credit Line, on February 13, 2023, SHGN Acquisition Corp., as pledgor, entered into a deposit account pledge and control agreement (the “2023 Deposit Account Pledge and Control Agreement”) with the Lender, granting a security interest in and to all of the pledgor’s right, title and interest in certain assets on account with the Lender, together with all financial assets, security entitlements with respect to such financial assets, investment property, securities and other property, to secure the payment and performance of the 2023 Credit Line. Each of SHGN Acquisition Corp., SLG 1 Holdings LLC and SLG 2 Holdings LLC, which are the Company’s subsidiaries, also signed the company guaranties (the “2023 Company Guaranties”) to guarantee the payment to the Lender.

The foregoing description of the 2023 Revolving Credit Agreement, the 2023 Revolving Note, the 2023 Deposit Account Pledge and Control Agreement and the form of the 2023 Company Guaranties is qualified in its entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Form 8-K, respectively, and are incorporated herein by reference.

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Assumption of Loans as a result of merger to SportsHub Games Network, Inc.

As previously disclosed, on December 22, 2022, the Company consummated a transaction with SHGN Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, and SportsHub Games Network, Inc., a Delaware corporation. As a result, SportsHub Games Network, Inc. merged with and into SHGN Acquisition Corp., with SHGN Acquisition Corp. remaining as the surviving corporation and wholly owned subsidiary of the Company. After the merger, SHGN Acquisition Corp. entered the following agreements with the Lender to assume the loans of SportsHub Games Network, Inc.

2020 $2 Million Term Loan

On February 13, 2023, SHGN Acquisition Corp. (the “New Borrower”), the Company’s wholly owned subsidiary and a Delaware corporation as successor by merger to SportsHub Games Network, Inc. (the “Existing Borrower”), LeagueSafe Management, LLC, a Minnesota limited liability company (“LeagueSafe”), Virtual Fantasy Games Acquisition, LLC, a Minnesota limited liability company (“Virtual Fantasy,” and together with LeagueSafe, collectively, the “Guarantors”) entered into a consent, assumption and second amendment agreement (the “Second Amendment to 2020 Term Loan Agreement”) with the Lender. LeagueSafe and Virtual Fantasy were the Existing Borrower’s subsidiaries, and as a result of the merger, became the New Borrower’s subsidiaries.

Pursuant to the Second Amendment to the 2020 Term Loan Agreement:

1)

The New Borrower assumes a term loan in the principal amount of up to $2,000,000 (the “2020 Term Loan”) as set forth by the term loan agreement dated June 9, 2020 (the “2020 Original Term Loan Agreement”), as amended by the amendment agreement dated as of November 4, 2021 (the “First Amendment to 2020 Original Term Loan Agreement”), executed by the Existing Borrower and the Lender, with a fixed annual rate of interest of 5.50%.

2)	The Lender consents to the merger of the Existing Borrower with and into the New Borrower.

3)

The New Borrower and Virtual Fantasy each represents and warrants to the Lender that the following security agreements grant to the Lender valid and first priority security interests in the collateral described therein, and such security interests secure, among other things, all of the New Borrower’s obligations under the A&R Term Note (as defined below), and will continue in full force and effect until the A&R Term Note is satisfied in full: (i) the security agreement, dated June 9, 2020 (the “Borrower Security Agreement for the 2020 Term Loan”), executed by the Existing Borrower, as debtor, in favor of the Lender, as secured party; and (ii) certain third party security agreement, dated June 9, 2020 (the “Third Party Security Agreement for the 2020 Term Loan”), executed by Virtual Fantasy, as debtor, in favor of the Lender, as secured party.

On February 13, 2023, the New Borrower also executed an amended and restated term promissory note (the “A&R Term Note”) payable to the Lender in the principal amount of $1,267,199.23, which amended and restated the term promissory note dated as of June 9, 2020, executed by the Existing Borrower and payable to the Lender in the original principal amount of $2,000,000.00.

On February 13, 2023, the New Borrower also executed an amended and restated deposit account pledge and control agreement (the “A&R Pledge Agreement”), as pledgor, in favor of the Lender, to amend and restate the deposit account pledge and control agreement, dated March 27, 2020, as amended by the amendment to the deposit account pledge and control agreement, dated November 4, 2021, executed by the Existing Borrower, as pledgor, in favor of the Lender, for the 2020 Term Loan.

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The foregoing description of the 2020 Original Term Loan Agreement, the First Amendment to 2020 Original Term Loan Agreement, the Second Amendment to 2020 Term Loan Agreement, the A&R Term Note, the Borrower Security Agreement for the 2020 Term Loan, the Third Party Security Agreement for the 2020 Term Loan and the A&R Pledge Agreement for the 2020 Term Loan is qualified in its entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11 to this Form 8-K, respectively, and are incorporated herein by reference.

2020 $5 Million Revolving Credit Line

On February 13, 2023, the New Borrower, LeagueSafe and Virtual Fantasy (together with LeagueSafe, the “Pledgors”) entered into a consent, assumption and third amendment agreement (the “Third Amendment to 2020 Revolving Credit Agreement”) with the Lender.

Pursuant to the Third Amendment to the 2020 Revolving Credit Agreement:

1)

The New Borrower assumes a revolving line of credit in the principal amount of up to $5,000,000 (the “2020 Credit Line”) as set forth by the revolving credit loan agreement dated March 27, 2020 (the “2020 Original Revolving Credit Agreement”), as amended by the amendment agreement in June 2021 and the second amendment agreement dated as of November 4, 2021 (the “Second Amendment to 2020 Original Revolving Credit Agreement”), executed by the Existing Borrower, the Pledgors and the Lender, with the per annum interest rate equal to the greater of (i) 4.00% per annum, or (ii) the prime rate plus 75 basis points, with such rate to be adjusted on and effective as of the same day the prime rate changes.

2)	The Lender consents to the merger of the Existing Borrower with and into the New Borrower.

3)

The New Borrower and the Pledgors each represents and warrants to the Lender that the following security agreements grant to the Lender valid and first priority security interests in the collateral described therein, and such security interests secure, among other things, all of the New Borrower’s obligations under the A&R Revolving Note (as defined below), and will continue in full force and effect until the A&R Revolving Note is satisfied in full: (i) the security agreement, dated March 27, 2020 (the “Borrower Security Agreement for the 2020 Credit Line”), executed by the Existing Borrower, as debtor, in favor of the Lender, as secured party; and (ii) certain third party security agreement, dated March 27, 2020, executed by each of the Pledgors (the “Third Party Security Agreement by LeagueSafe for the 2020 Credit Line” and the “Third Party Security Agreement by Virtual Fantasy for the 2020 Credit Line”), as debtor, in favor of the Lender, as secured party.

On February 13, 2023, the New Borrower also executed an amended and restated revolving promissory note (the “A&R Revolving Note”) payable to the Lender in the principal amount of $5,000,000.00, which amended and restated the term promissory note dated as of June 9, 2020, executed by the Existing Borrower and payable to the Lender in the original principal amount of $5,000,000.00.

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The A&R Pledge Agreement executed by the New Borrower, as pledgor, in favor of the Lender, also amended and restated the deposit account pledge and control agreement dated March 27, 2020, as amended by the amendment to the deposit account pledge and control agreement, dated November 4, 2021, entered by the Existing Borrower and the Lender, for the 2020 Credit Line.

The foregoing description of the 2020 Original Revolving Credit Agreement, the Second Amendment to 2020 Revolving Credit Agreement, the Third Amendment to 2020 Revolving Credit Agreement, the A&R Revolving Note, the Borrower Security Agreement for the 2020 Credit Line, the Third Party Security Agreement by LeagueSafe for the 2020 Credit Line, the Third Party Security Agreement by Virtual Fantasy for the 2020 Credit Line and the A&R Pledge Agreement is qualified in its entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.12, 10.13, 10.14, 10.15, 10.16, 10.17, 10.18 and 10.11 to this Form 8-K, respectively, and are incorporated herein by reference.

2023 Convertible Debenture and Warrant Financing

8% Interest Rate, 10% Original Issue Discount, Senior Convertible Debenture

On February 14, 2023, the Company entered into a Securities Purchase Agreement (the “SPA”) with Alpha Capital Anstalt (“Alpha”), a current shareholder of the Company, pursuant to which the Company issued to Alpha, an 8% Interest Rate, 10% Original Issue Discount, Senior Convertible Debenture (the “Debenture”) in the aggregate principal amount of $4,400,000 for a purchase price of $4,000,000 on February 15, 2023.  The Debenture will be convertible, at any time, and from time to time, at Alpha’s option, into ordinary shares of the Company (the “Conversion Shares”), at an initial conversion price equal to $0.70 per share, subject to adjustment as described below and in the Debenture (the “Conversion Price”). In addition, the Conversion Price of the Debenture is subject to an initial reset immediately prior to the Company’s filing of a registration statement covering the resale of the Underlying Shares to the lower of $0.70 and the average of the five Nasdaq Official Closing Prices immediately preceding such date (the “Reset Price”), provided there shall be no Reset Price below $0.30 per share (the “Floor Price”) unless waived in writing by the Company by notice to Alpha. If the Reset Price is below the Floor Price and the Company chooses not to waive the Floor Price, the Debenture shall be repayable in cash within 10 business days of such reset date.

Commencing November 1, 2023 and continuing on the first day of each month thereafter until the earlier of (i) February 15, 2026 (the “Maturity Date”) and (ii) the full redemption of the Debenture (each such date, a “Monthly Redemption Date”), the Company will redeem $209,524 plus accrued but unpaid interest, and any amounts then owing under the Debenture (the “Monthly Redemption Amount”). The Monthly Redemption Amount will be paid in cash; provided, that the Company may elect to pay all or a portion of a Monthly Redemption Amount in ordinary shares of the Company, based on a conversion price equal to the lesser of (i) the then Conversion Price of the Debenture and (ii) 85% of the average of the VWAPs (as defined in the Debenture) for the five consecutive trading days ending on the trading day that is immediately prior to the applicable Monthly Redemption Date. The Company may also redeem some or all of the then outstanding principal amount of the Debenture at any time for cash in an amount equal to the then outstanding principal amount of the Debenture being redeemed plus accrued but unpaid interest, liquidated damages and any amounts then owing under the Debenture. These monthly redemption and optional redemptions are subject to the satisfaction of the Equity Conditions (as defined in the Debenture).

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The Debenture initially accrues interest at the rate of 8% per annum for the first 12 months from the February 15, 2023, at the rate of 10% per annum for the ensuing 12 months, and thereafter until Maturity, at the rate of 12%, Interest may be paid in cash or ordinary shares of the Company or a combination thereof at the option of the Company; provided that interest may only be paid in shares if the Equity Conditions (as defined in the Debenture) have been satisfied, including Shareholder Approval (as described below). The Debenture includes a beneficial ownership blocker of 9.99%. The Debenture provides for adjustments to the Conversion Price in connection with stock dividends and splits, subsequent equity sales and rights offerings, pro rata distributions, and certain fundamental transactions. In the event the Company, at any time while the Debentures is outstanding, issues or grants any right to re-price, ordinary shares or any type of securities giving rights to obtain ordinary shares at a price below the Conversion Price, Alpha shall be extended full-ratchet anti-dilution protection (subject to customary Exempt Transaction issuances), and such reset shall not be limited by the Floor Price.

SPA

In connection with the transactions described above, pursuant to the SPA, the Company is required to obtain the approval from its shareholders for the issuance of Underlying Shares in excess of 19.99% of the issued and outstanding ordinary shares on the Closing Date (“Shareholder Approval Proposal”). The Company shall hold a meeting of shareholders within 120 days of the Closing Date for the purpose of obtaining Shareholder Approval and use its reasonable best efforts to obtain such Shareholder Approval, including, filing a proxy statement for such purpose with the SEC no later than April 30, 2023. If the Company does not obtain Shareholder Approval at the first meeting, the Company shall call a meeting every four months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Debentures are no longer outstanding.

For a period of 18 months from the earlier of (i) approval of the Shareholder Approval Proposal and (ii) the effective date of the registration statement, Alpha shall have a right to participation in any new financing undertaken by the Company for up to 50% of the amount raised in the new financing.

Purchase Warrant

On February 15, 2023, the Company also issued to Alpha a warrant (the “Warrant”) to purchase 8,800,000 ordinary shares of the Company at an initial exercise price of $0.875 (the “Warrant Shares,” and, together with the Conversion Shares, and any other ordinary shares of the Company that may otherwise become issuable pursuant to the terms of the Debenture and Warrant, the “Underlying Shares”). The Warrant is exercisable in whole or in part, at any time on or after February 15, 2023 and before February 15, 2028. The Exercise Price of the Warrant is subject to an initial reset immediately prior to the Company’s filing of a proxy statement that includes the Shareholder Approval Proposal to the lower of $0.875 and the average of the five Nasdaq Official Closing Prices immediately preceding such date the. The Warrant includes a beneficial ownership blocker of 9.99%. The Warrant provides for adjustments to the Exercise Price, in connection with stock dividends and splits, subsequent equity sales and rights offerings, pro rata distributions, and certain fundamental transactions.

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In the event the Company, at any time while the Warrants are still outstanding, issues or grants any right to re-price, ordinary shares or any type of securities giving rights to obtain ordinary shares at a price below Exercise Price, Alpha shall be extended full-ratchet anti-dilution protection on the Warrants (reduction in price, only, no increase in number of Warrant Shares, and subject to customary Exempt Transaction issuances), and such reset shall not be limited by the Floor Price.

Registration Rights Agreement

The Company also entered into a registration rights agreement with Alpha (the “Registration Rights Agreement”), pursuant to which the Company shall file a registration statement covering the Underlying Shares with the SEC no later than the 10th Trading Day following the date on which the Company files its Form 10-K for the year ended December 31, 2022, and with respect to any additional registration statements which may be required pursuant to the Registration Rights Agreement, the earliest practical date on which the Company is permitted by SEC Guidance to file such additional registration statement, to register the resale of the Underlying Shares. The Company also agreed to use best efforts to have the registration statement declared effective as promptly as possible after the filing thereof, but in any event no later than the 60th calendar day following the date on which the Company files its Form 10-K (or, in the event of a “full review” by the SEC, the 90th calendar day following such filing date).

Lock-up Agreement and Voting Agreement

In connection with the transactions, each of the officers and directors of the Company who have ordinary shares and/or options of the Company have entered into a lock-up agreement with respect to shares they currently own or may acquire after the Closing Date, for a period commencing on the Closing Date and ending on the earlier of (i) 90 calendar days after the later of (A) Shareholder Approval or (B) the effective date of the registration statement, or (ii) the Debentures are redeemed in full. The officers and directors who have ordinary shares and/or options of the Company also entered into a voting agreement whereby they have agreed to vote their shares, and any shares over which they have voting power, in favor of the Shareholder Approval Proposal.

The foregoing descriptions of the SPA, the Debenture, the Warrant and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.19, 10.20, 4.1 and 10.21 to this Form 8-K, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Form 8-K respect to the issuance of the Debenture and the Warrant is incorporated into this Item 3.02 by reference.

The Debenture and the Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act for transactions not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On February 16, 2023, the Company issued a press release announcing the Debenture and 2023 Revolving Credit Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Title of Document
4.1	Common Stock Purchase Warrant for 8,800,000 shares in favor of Alpha Capital Anstalt, dated February 15, 2023
10.1	Revolving Credit Agreement, dated February 13, 2023, by and between SharpLink, Inc. and Platinum Bank
10.2	Revolving Promissory Note, dated February 13, 2023, executed by SharpLink, Inc.
10.3	Deposit Account Pledge And Control Agreement, dated February 13, 2023, by and between SHGN Acquisition Corp. and Platinum Bank
10.4	Form of Company Guaranty, dated February 13, 2023, issued by SHGN Acquisition Corp., SLG 1 Holdings LLC and SLG 2 Holdings LLC
10.5	Term Loan Agreement, dated June 9, 2020, by and between SportsHub Games Network, Inc. and Platinum Bank
10.6

Amendment Agreement, dated November 4, 2021, by and between SportsHub Games Network, Inc.,  LeagueSafe Management, LLC, Virtual Fantasy Games Acquisition, LLC, Rob Phythian, Chris Nicholas and Platinum Bank

10.7	Consent, Assumption and Second Amendment Agreement, dated February 13, 2023, by and between SHGN Acquisition Corp., LeagueSafe Management, LLC, Virtual Fantasy Games Acquisition, LLC and Platinum Bank
10.8	Amended and Restated Term Promissory Note, dated February 13, 2023, executed by SHGN Acquisition Corp.
10.9	Security Agreement, dated June 9, 2020, executed by SHGN Acquisition Corp.
10.10	Third Party Security Agreement, dated as of June 9, 2020, executed by Virtual Fantasy Games Acquisition, LLC
10.11	Amended and Restated Deposit Account Pledge Agreement, dated February 13, 2023, executed by SHGN Acquisition Corp.
10.12	Revolving Credit Agreement, dated March 27, 2020, by and between SportsHub Games Network, Inc. and Platinum Bank
10.13	Second Amendment Agreement, dated November 4, 2021, by and between SportsHub Games Network, Inc., LeagueSafe Management, LLC, Virtual Fantasy Games Acquisition, LLC and Platinum Bank
10.14	Consent, Assumption and Third Amendment Agreement, dated February 13, 2023, by and between SHGN Acquisition Corp., LeagueSafe Management, LLC, Virtual Fantasy Games Acquisition, LLC and Platinum Bank
10.15	Amended and Restated Promissory Note executed by SHGN Acquisition Corp., dated February 13, 2023
10.16	Security Agreement, dated March 27, 2020, executed by SportsHub Games Network, Inc.
10.17	Security Agreement, dated March 27, 2020, by and between LeagueSafe Management, LLC and SportsHub Games Network, Inc.
10.18	Third Party Security Agreement, dated March 27, 2020, executed by Virtual Fantasy Games Acquisition, LLC
10.19	Securities Purchase Agreement, dated February 14, 2023, by and between SharpLink, Inc. and Alpha Capital Anstalt
10.20	8% Senior Convertible Debenture Due February 15, 2026
10.21	Registration Rights Agreement, dated February 14, 2026, by and between SharpLink, Inc. and Alpha Capital Anstalt
99.1	Press Release dated February 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPLINK GAMING LTD

	By:	/s/ Rob Phythian
	Name:	Rob Phythian
	Title:	Chief Executive Officer
Dated: February 16, 2023

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